                                                                    Exhibit 99.1

                             LETTER OF TRANSMITTAL

                        ARDEN REALTY LIMITED PARTNERSHIP

                              OFFER TO EXCHANGE ITS
            $200,000,000 8.875% SENIOR NOTES DUE 2005 FOR ANY AND ALL
                    UNREGISTERED 8.875% SENIOR NOTES DUE 2005
                                       AND
            $ 50,000,000 9.150% SENIOR NOTES DUE 2010 FOR ANY AND ALL
                    UNREGISTERED 9.150% SENIOR NOTES DUE 2010
              PURSUANT TO THE PROSPECTUS DATED _____________, 2000

--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MAY __, 2000, THE EXPIRATION DATE, UNLESS THE EXCHANGE OFFER IS EXTENDED BY ARDEN REALTY LIMITED PARTNERSHIP. TENDERED NOTES MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                  The exchange agent for the exchange offer is:
                              THE BANK OF NEW YORK
                                   Deliver to:

   By Registered or Certified Mail:         By Hand or Overnight Delivery:                  By Facsimile:
                                                                                  (for eligible institutions only)
         The Bank of New York                    The Bank of New York                      (212) 815-6339
   101 Barclay Street, Floor 21 West       101 Barclay Street, Floor 21 West               Attn:  Kin Lau
       New York, New York 10286             Corporate Trust Services Window
             Attn: Kin Lau                     New York, New York 10286                 Confirm by Telephone:
        Reorganization Section                       Attn: Kin Lau                         (212) 815-3750
                                                 Reorganization Section

        Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or overnight delivery service. Facsimile transmission is available only to "eligible institutions" which include member firms of a registered national securities exchange or the National Association of Securities Dealers, Inc., commercial banks or trust companies having an office or correspondent in the United States or eligible guarantor institutions within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS PROVIDED ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE NUMBER LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

        If you wish to tender your unregistered senior notes for registered senior notes, you must validly tender (and not withdraw) your unregistered notes to the exchange agent prior to the expiration date. You should use this letter of transmittal if you are delivering unregistered note certificates herewith or if you are delivering unregistered notes by book-entry transfer to an account maintained by the exchange agent at the Depository Trust Company, or DTC, pursuant to the procedures set forth in the prospectus under the heading "The Exchange Offer - Procedures for Tendering." Delivery of documents to DTC does not constitute delivery to the exchange agent.

        If your unregistered notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender, you should promptly contact and instruct the registered holder to tender on your behalf.

        If you desire to tender your unregistered notes for exchange and your unregistered notes are not immediately available or you cannot deliver your unregistered notes, this letter of transmittal and all other required documents to the exchange agent on or prior to the expiration date, you must tender your unregistered notes pursuant to the guaranteed delivery procedures set forth in the section of the prospectus entitled "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1.

        YOUR SIGNATURE MUST BE PROVIDED BELOW. PLEASE CAREFULLY READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS, BEFORE COMPLETING THIS LETTER.

        To properly complete this letter of transmittal, you must complete the appropriate boxes below, sign the letter of transmittal and complete the Substitute Form W-9.

                   DESCRIPTION OF UNREGISTERED NOTES TENDERED

-------------------------------------------------------------------------------------------------
                                FOR 8.875% SENIOR NOTES DUE 2005
-------------------------------------------------------------------------------------------------
                     (1)                             (2)              (3)             (4)
                                                                   AGGREGATE       PRINCIPAL
                                                                   PRINCIPAL    AMOUNT TENDERED
    NAME(S) AND ADDRESS(ES) OF REGISTERED                           AMOUNT        FOR EXCHANGE
      HOLDER(S) OF UNREGISTERED NOTE(S)          CERTIFICATE      REPRESENTED     (MUST BE IN
         (PLEASE FILL IN, IF BLANK)(1)            NUMBER(S)           BY            INTEGRAL
                                                                 CERTIFICATE(S)(2) MULTIPLES OF
                                                                                    $1,000)(3)
---------------------------------------------- ----------------- -------------- -----------------

                                               ----------------- -------------- -----------------

                                               ----------------- -------------- -----------------

                                               ----------------- -------------- -----------------

                                               ----------------- -------------- -----------------

                                               ----------------- -------------- -----------------

-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                FOR 9.150% SENIOR NOTES DUE 2010
-------------------------------------------------------------------------------------------------
                     (1)                             (2)              (3)             (4)
                                                                   AGGREGATE       PRINCIPAL
                                                                   PRINCIPAL    AMOUNT TENDERED
    NAME(S) AND ADDRESS(ES) OF REGISTERED                           AMOUNT        FOR EXCHANGE
      HOLDER(S) OF UNREGISTERED NOTE(S)          CERTIFICATE      REPRESENTED     (MUST BE IN
         (PLEASE FILL IN, IF BLANK)(1)            NUMBER(S)           BY            INTEGRAL
                                                                 CERTIFICATE(S)(2) MULTIPLES OF
                                                                                    $1,000)(3)
---------------------------------------------- ----------------- -------------- -----------------

                                               ----------------- -------------- -----------------

                                               ----------------- -------------- -----------------

                                               ----------------- -------------- -----------------

                                               ----------------- -------------- -----------------

                                               ----------------- -------------- -----------------

-------------------------------------------------------------------------------------------------

(1) Name(s) must be exactly as they appear on the unregistered note certificates.

(2) Unless indicated in the column "Principal Amount Tendered for Exchange," you will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."

(3) The minimum permitted tender is $1,000 in principal amount of either series of unregistered notes. All other tenders must be in integral multiples of $1,000.

[ ] Check here if your unregistered notes are enclosed.

[ ] Check here if your unregistered notes are being delivered by book-entry transfer made to the account maintained by the exchange agent with DTC and complete the following:

    Name of Tendering Institution:______________________________________________

    Account Number:_____________________________________________________________

    Transaction Code Number:____________________________________________________

[ ] Check here if your unregistered notes are being delivered pursuant to a notice of guaranteed delivery enclosed herewith and complete the following:

    Name of Registered holder:__________________________________________________

    Date of Execution of Notice of Guaranteed Delivery:_________________________

    Window Ticket Number (if available):________________________________________

    Name of Eligible Institution which Guaranteed Delivery:_____________________

    Account Number (if delivered by book-entry transfer):_______________________

[ ] Check here if you are a broker-dealer who acquired the unregistered notes for your own account as a result of market making or other trading activities and wish to receive 10 additional copies of the prospectus and 10 copies of any amendments or supplements thereto:

    Name:_______________________________________________________________________

    Address:____________________________________________________________________

            ____________________________________________________________________


        If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of exchange notes.

        If the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for unregistered notes, it acknowledges that the unregistered notes were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such exchange notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies And Gentlemen:

        Subject to the terms and conditions of the exchange offer, the undersigned hereby tenders to the partnership for exchange the principal amount of unregistered notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of unregistered notes tendered in accordance with this letter of transmittal, the undersigned hereby exchanges, assigns and transfers to the partnership all right, title and interest in and to the unregistered notes tendered for exchange hereby.

        The undersigned hereby irrevocably constitutes and appoints the exchange agent, the agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of the partnership in connection with the exchange offer) with respect to the tendered unregistered notes with full power of substitution to deliver such unregistered notes, or transfer ownership of such unregistered notes on the account books maintained by the DTC, to the partnership and deliver all accompanying evidences of transfer and authenticity, and present such unregistered notes for transfer on the books of the partnership and receive all benefits and otherwise exercise all rights of beneficial ownership of such unregistered notes, all in accordance with the terms of the exchange offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the unregistered notes tendered hereby and to acquire the exchange notes issuable upon the exchange of such tendered unregistered notes, and that the partnership will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the partnership.

        The undersigned acknowledges that this exchange offer is being made in reliance upon interpretations contained in no-action letters issued to third parties in unrelated transactions by the staff of the Securities and Exchange Commission (the "Commission") that the exchange notes issued in exchange for the unregistered notes pursuant to the exchange offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a holder that is (1) an "affiliate" of the partnership within the meaning of Rule 405 under the Securities Act or (2) a broker-dealer that acquired the unregistered notes in a transaction other than as part of its market-making or other trading activities), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such exchange notes are acquired in the ordinary course of such holders' business and such holders are not engaging in and do not intend to engage in a distribution of the exchange notes and have no arrangement or understanding with any person to participate in a distribution of the exchange Notes.

        The undersigned hereby further represents to the partnership that (1) any exchange notes acquired in exchange for unregistered notes tendered hereby are being acquired in the ordinary course of business of the person receiving the exchange notes, (2) neither the undersigned nor the person receiving the exchange notes is engaging in or intends to engage in a distribution of the exchange notes, (3) neither the undersigned nor the person receiving the exchange notes has an arrangement or understanding with any person to participate in the distribution of such exchange notes, and (4) neither the holder nor the person receiving the exchange notes is an "affiliate," as defined in Rule 405 under the Securities Act, of the partnership or, if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

        If the undersigned or the person receiving the exchange notes is a broker-dealer that is receiving exchange notes for its own account in exchange for unregistered notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or the person receiving the exchange notes will deliver a prospectus in connection with any resale of such exchange notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that the undersigned or such other person is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the exchange offer for the purpose of distributing the exchange notes (a) the undersigned cannot rely on the position of the staff of the Commission in certain no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the exchange notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Securities Act, and (b) failure to comply with such requirements in such instance could result in the undersigned incurring liability under the Securities Act for which the undersigned is not indemnified by the partnership.

        The undersigned, if a California resident, hereby further represents and warrants that the undersigned or the person receiving the exchange notes (1) is a bank, savings and loan association, trust company, insurance company, investment company registered under the Investment Company Act of 1940, pension or profit-sharing trust (other than a pension or profit-sharing plan of the partnership, a self-employed individual retirement plan or individual retirement account) or a corporation which has a net worth on a consolidated basis according to its most recent audited financial statement of not less than $14,000,000 and (2) is acquiring the exchange notes for its own account for investment purposes or for the account of the beneficial owner of the exchange notes for investment purposes.

        If the undersigned or the person receiving the exchange notes is an "affiliate" (as defined in Rule 405 under the Securities Act), the undersigned represents to the partnership that the undersigned understands and acknowledges that the exchange notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or the partnership to be necessary or desirable to complete the exchange, assignment and transfer of the unregistered notes tendered hereby, including the transfer of such unregistered notes on the account books maintained by the DTC.

        For purposes of the exchange offer, the partnership shall be deemed to have accepted for exchange validly tendered unregistered notes when, as and if the partnership gives oral or written notice thereof to the exchange agent. Any tendered unregistered notes that are not accepted for exchange pursuant to the exchange offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the expiration date.

        All authority conferred or agreed to be conferred by this letter of transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this letter of transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

        The undersigned acknowledges that the partnership's acceptance of properly tendered unregistered notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the partnership upon the terms and subject to the conditions of the exchange offer.

        Unless otherwise indicated under "Special Issuance Instructions," please issue the exchange notes issued in exchange for the unregistered notes accepted for exchange and return any unregistered notes not tendered or not exchanged, in the names of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the exchange notes issued in exchange for the unregistered notes accepted for exchange and any unregistered notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the exchange notes issued in exchange for the unregistered notes accepted for exchange in the names of, and return any unregistered notes not tendered or not exchanged to, the persons so indicated. The undersigned recognizes that the partnership has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any unregistered notes from the name of the registered holders thereof if the partnership does not accept for exchange any of the unregistered notes so tendered for exchange.

                          SPECIAL ISSUANCE INSTRUCTIONS
                          (See Instruction 2, 5 and 6)

        To be completed ONLY if the exchange notes are to be issued in the name of and sent to someone other than the undersigned.

Issue certificates to:

Name:___________________________________________________________________________
                                 (Please Print)

Address:________________________________________________________________________
                              (Including Zip Code)

________________________________________________________________________________

________________________________________________________________________________

Telephone Number (with area code):______________________________________________

Tax ID Number:__________________________________________________________________



                          SPECIAL DELIVERY INSTRUCTIONS
                          (See Instruction 2, 5 and 6)

        To be completed ONLY if certificates for exchange notes are to be sent to someone other than the undersigned or to the undersigned at an address other than shown in the box entitled "Description of Unregistered Notes Tendered" above.

Issue certificates to:

Name:___________________________________________________________________________
                                 (Please Print)

Address:________________________________________________________________________
                              (Including Zip Code)

________________________________________________________________________________

________________________________________________________________________________

Telephone Number (with area code):______________________________________________

Tax ID Number:__________________________________________________________________

                                    SIGNATURE

        To be completed by all exchanging holders of unregistered notes. Must be signed by registered holder exactly as name appears on unregistered notes. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5.

X_______________________________________________________________________________

X_______________________________________________________________________________
         (Signature(s) of Registered holder(s) or Authorized Signatory)

Dated:_________________     ____________________________________________________

Names(s):_______________________________________________________________________
                             (Please Type Or Print)

Capacity:_______________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                              (Including Zip Code)

Telephone No. (with area code):_________________________________________________

Tax ID Number:__________________________________________________________________

               SIGNATURE GUARANTEE (IF REQUIRED BY INSTRUCTION 2)

Certain Signatures Must be Guaranteed by an Eligible Guarantor Institution

________________________________________________________________________________
             (Name Of Eligible Institution Guaranteeing Signatures)

Address of Firm:________________________________________________________________

________________________________________________________________________________
                              (Including Zip Code)

Telephone No. (with area code):_________________________________________________

________________________________________________________________________________
                             (Authorized Signature)

____________________________        ____________________________________________
                            (Printed Name and Title)

Dated:__________________________________________________________________________

                     PLEASE READ THE FOLLOWING INSTRUCTIONS,
                 WHICH FORM A PART OF THIS LETTER OF TRANSMITTAL

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

        1. DELIVERY OF LETTER OF TRANSMITTAL AND UNREGISTERED NOTES; GUARANTEED DELIVERY PROCEDURES. This letter of transmittal is to be completed either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering" in the prospectus. Certificates representing the unregistered notes, or timely confirmation of a book entry transfer of unregistered notes into the exchange agent's account at DTC, as well as this letter of transmittal, properly completed and duly executed, with any required signature guarantees, and any other documents required by this letter of transmittal, must be received by the exchange agent at its address set forth herein on or prior to the expiration date.

        Holders who wish to tender their unregistered notes and (1) whose unregistered notes are not immediately available or (2) who cannot deliver their unregistered notes, this letter of transmittal and all other required documents to the exchange agent on or prior to the expiration date or (3) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their unregistered notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" in the prospectus. Pursuant to such procedures: (a) your tender must be made by or through an eligible institution (as defined on the cover page hereof); (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Partnership, must be received by the exchange agent on or prior to the expiration date; and (c) the certificates (or a book-entry confirmation) representing all tendered unregistered notes, in proper form for transfer, together with a letter of transmittal, properly completed and duly executed, with any required signature guarantees and any other documents required by this letter of transmittal, must be received by the exchange agent within three business days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer -- Guaranteed Delivery Procedures" in the prospectus.

        The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the exchange agent, and must include a guarantee by an eligible institution in the form set forth in the Notice of Guaranteed Delivery. For unregistered notes to be properly tendered pursuant to the guaranteed delivery procedure, the exchange agent must receive a Notice of Guaranteed Delivery on or prior to the expiration date.

        THE METHOD OF DELIVERY OF UNREGISTERED NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT, IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        The partnership will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a letter of transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

        2. GUARANTEE OF SIGNATURES. No signature guarantee on this letter of transmittal is required if:

        (a) this letter of transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on the relevant security position listing as the owner of the unregistered notes ) of unregistered notes tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

        (b) such unregistered notes are tendered for the account of a firm that is an eligible institution.

        In all other cases, an eligible institution must guarantee the signatures on this letter of transmittal. See Instruction 5.

        3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Unregistered Notes Tendered" is inadequate, the certificate numbers and the aggregate principal amount of unregistered notes, and any other required information should be listed on a separate signed schedule which is attached to this letter of transmittal.

        4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. If less than all of the principal amount of unregistered notes evidenced by any note or certificate submitted are to be tendered, fill in the aggregate principal amount of unregistered notes which are to be tendered in the applicable box entitled "Aggregate Principal Amount Tendered." In such case, new certificates(s) for the remainder of the unregistered notes that were evidenced by the old certificates will be sent to the holder of the unregistered notes (or such other party as you identify in the box captioned "Special Delivery Instructions") promptly after the expiration date. All unregistered notes represented by certificates delivered to the exchange agent will be deemed to have been fully tendered unless otherwise indicated.

        Except as otherwise provided herein, tenders of unregistered notes may be withdrawn at any time on or prior to the expiration date. In order for a withdrawal to be effective, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the exchange agent at its address set forth above on or prior to the expiration date. Any such notice of withdrawal must specify the name of the person who tendered the unregistered notes to be withdrawn, the aggregate principal amount of unregistered notes to be withdrawn, and (if certificates for unregistered notes have been tendered) the name of the registered holder of such unregistered notes as set forth on the note or certificate for such unregistered notes, if different from that of the person who tendered such unregistered notes. If unregistered notes have been delivered or otherwise identified to the exchange agent, then prior to the physical release of such unregistered notes, the tendering holder must submit the serial numbers shown on the particular unregistered notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an eligible institution, except in the case of unregistered notes tendered for the account of an eligible institution. If unregistered notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of unregistered notes, in which case a notice of withdrawal will be effective if delivered to the exchange agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of unregistered notes may not be rescinded. Unregistered notes properly withdrawn will not be deemed validly tendered for purposes of the exchange offer, but may be retendered at any subsequent time on or prior to the expiration date by following any of the procedures described in the prospectus under "The Exchange Offer -- Procedures for Tendering."

        All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Partnership, in its sole discretion, whose determination shall be final and binding on all parties. The partnership, any affiliates or assigns of the partnership, the exchange agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any unregistered notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

        5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this letter of transmittal is signed by the registered holder of the unregistered notes tendered hereby, the signatures must correspond exactly with the names as written on the face of the unregistered notes or, in the case of book-entry securities, on the relevant security position listing, without alteration, enlargement or any change whatsoever.

        If any of the unregistered notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

        If this letter of transmittal or any unregistered notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the partnership, in its sole discretion, of such persons' authority to so act.

        When this letter of transmittal is signed by the registered owners of the unregistered notes listed and transmitted hereby, no endorsements of unregistered notes or separate bond powers are required unless exchange notes are to be issued in the name of a person other than the registered holders. Signatures on such unregistered notes or bond powers must be guaranteed by an eligible institution.

        If this letter of transmittal is signed by a person other than the registered owners of the unregistered notes listed, the unregistered notes must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owners appear on such unregistered notes , and also must be accompanied by such opinions of counsel, certifications and other information as the partnership may require in accordance with the restrictions on transfer applicable to the unregistered notes. Signatures on such unregistered notes or bond powers must be guaranteed by an eligible institution.

        6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTION. If exchange notes are to be issued in the name of a person other than the signer of this letter of transmittal, or if exchange notes are to be sent to someone other than the signer of this letter of transmittal or to an address other than shown above, the appropriate boxes on this letter of transmittal should be completed. Certificates for unregistered notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

        7. IRREGULARITIES. The partnership will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of unregistered notes, which determination shall be final and binding on all parties. The partnership reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the partnership, be unlawful. The partnership also reserves the absolute right, subject to applicable law, to waive any conditions or irregularity in any tender of unregistered notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The partnership's interpretation of the terms and conditions of the exchange offer (including this letter of transmittal and the instructions hereto) will be final and binding. No tender of unregistered notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The partnership, any affiliates or assigns of the partnership, the exchange agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

        8. QUESTIONS, REQUEST FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the exchange agent at its address and telephone number set forth on the front of this letter of transmittal. Additional copies of the prospectus, the Notice of Guaranteed Delivery and the letter of transmittal may be obtained from the exchange agent or from your broker, dealer, commercial bank, trust company or other nominee.

        9. LOST, DESTROYED OR STOLEN CERTIFICATES. If any notes or certificates representing unregistered notes have been lost, destroyed or stolen, the holder should promptly notify the exchange agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificates. This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen notes or certificates have been followed.

        10. SECURITY TRANSFER TAXES. The partnership will pay any transfer taxes in connection therewith. If, however, exchange notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the unregistered notes, or if a transfer tax is imposed for any reason other than the exchange of unregistered notes in connection with the exchange offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

        IMPORTANT: THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

        Under current federal income tax law, if your tendered unregistered notes are accepted for exchange, you may be subject to backup withholding unless you provide the partnership (as payor), through the exchange agent, with either
(i) your correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that you are awaiting a TIN) and that (A) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified you that you are no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If you are an individual, the TIN is your social security number. If the exchange agent is not provided with the correct taxpayer identification number, you may be subject to certain penalties imposed by the Internal Revenue Service.

        Certain holders of unregistered notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of unregistered notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the exchange agent a properly completed Internal Revenue Service Form W-8 (which the exchange agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

        If backup withholding applies, the partnership is required to withhold 31% of any payment made to you or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

        You are required to give the exchange agent the TIN (e.g., social security number or employer identification number) of the record owner of the unregistered notes. If the unregistered notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

                                   PAYER'S NAME:

---------------------------------------------------------------------------------------------------------------------
                   SUBSTITUTE                     PART 1--PLEASE          ------------------------------
                    FORM W-9                      PROVIDE YOUR TIN IN     Social Security Number
                                                  THE BOX AT RIGHT AND
           Department of the Treasury             CERTIFY BY SIGNING
            Internal Revenue Service              AND DATING BELOW                  OR
                                                                          ------------------------------
                                                                          Employer Identification Number
                                                  -------------------------------------------------------------------
          Payer's Request for Taxpayer            PART 2--CERTIFICATION--Under penalties of perjury, I certify that:
          Identification Number (TIN)

                                                  (1) The number shown on this form is my correct
                                                  Taxpayer Identification Number (or I am waiting
                                                  for a number to be issued to me) and

                                                  (2) I am not subject to backup withholding
                                                  either because I have not been notified by the
                                                  Internal Revenue Service (the "IRS") that I am
                                                  subject to backup withholding as a result of a
                                                  failure to report all interest or dividends, or
                                                  the IRS has notified me that I am no longer
                                                  subject to backup withholding.

                                                  -------------------------------------------------------------------
                                                  PART 3--AWAITING TIN [ ]
---------------------------------------------------------------------------------------------------------------------

CERTIFICATION INSTRUCTIONS--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underrporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item(2).

Signature_________________________________________________   Date_______________

Name____________________________________________________________________________

Address_________________________________________________________________________

City________________________    State_________________   Zip Code_______________


--------------------------------------------------------------------------------

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                               SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such number.

______________________________________________________         _________________
SIGNATURE                                                      DATE
--------------------------------------------------------------------------------

        NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


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